                                                                    Exhibit 10.7

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------



     THIS SECURITIES PURCHASE AGREEMENT (this "Agreement") is entered into as of October 18, 1996, by and between SyQuest Technology (M) SDN. BHD. ("Sub"), SYQUEST TECHNOLOGY, INC., a Delaware corporation that owns all of the issued and outstanding capital stock of Sub ("Parent"), and Petronics International, Inc., a California corporation ("Purchaser"), with reference to the following facts:

A. Sub has failed to make payments to Purchaser when due for products manufactured and delivered by Purchaser pursuant to the purchase orders and related invoices (the "Purchase Orders") listed on Schedule A to this Agreement in the aggregate amount of $1,392,440.30 (the "Purchaser Order Amount").

B. In consideration of cancellation of the amounts owed to Purchaser equal to the sum of the Purchase Order Amount, Parent will issue to Purchaser shares of the Common Stock of Parent, to repay the amounts due to Purchaser with such shares, valued at the last sale price (the "Closing Price") as reported in the Nasdaq National Market on the last trading day preceding the Closing Date (as that term is defined below), but in no event shall Parent be obligated to issue hereunder in excess of 280,000 of its Common Stock.

C. Parent will execute and deliver to Purchaser that certain Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") in further consideration of the agreements of Purchaser herein.

     In consideration of the premises and the mutual covenants and conditions herein, the parties hereby agree as follows:

     1.   Purchase Order Amount.  Sub acknowledges that Sub owes Purchaser the
          ---------------------
          Purchase Order Amount shown on Schedule A attached hereto and incorporated herein by reference, for products manufactured and delivered by Purchaser to Sub in response to the Purchase Orders issued by Sub to Purchaser, and that notwithstanding any payment or credit term contained in the Purchase Orders, the Purchase Order Amount is currently due and payable in full. If any such product shipped to Sub is defective, Sub and Parent shall have the right to return such product to and request delivery of substitute product from Purchaser and if such substitute product is not delivered, the Purchase Order Amount, to the extent not then paid or discharged hereunder or otherwise, shall be reduced accordingly, or if the Purchase Order Amount shall then have been paid or otherwise discharged in full, the cost thereof shall forthwith be refunded by Purchaser to Sub in cash.

     2.   Payment.
          -------

          (a)  Issuance of Shares.  Parent shall issue to Purchaser on the
               ------------------
               Closing Date the number of shares of Parent's Common Stock equal to the quotient of the Purchase Order Amount (as it shall then have been reduced under section 1) divided by the Closing Price, rounded down to the nearest lower whole number of shares, but in no event shall Parent be required to issue hereunder in excess of 280,000 shares of its Common Stock. Such shares are hereinafter called the "Shares".

          (b)  Payment of Balance.  If Parent is unable to issue the full number
               ------------------
               of Shares necessary to repay the Purchase Order Amount due to the limit on the number of Shares provided in section 2(a), Parent shall pay the balance due (the "Balance"), to Purchaser as follows:

               (i) If the Balance is not more than $50,000, the full amount of the Balance shall be paid by Sub to Purchaser on the Closing Date, by check or wire transfer;

              (ii) If the Balance is more than $50,000 but not more than $100,000, the Balance shall be paid by Sub by check or wire transfer to Purchaser in three equal installments of principal and interest (at the annual rate of ten percent), one such installment to be paid on each of the Closing Date, the 90th day after the Closing Date, and the 150th day after the Closing Date; and

             (iii) If the Balance is more than $100,000, the Balance shall be paid by Sub to Purchaser (with interest at the annual rate of ten percent) over a period of not less than twelve months, with the payment schedule to be determined by mutual agreement of Parent and Purchaser.

          (c)  Extinguishment of Indebtedness.  On the Closing Date, Parent and
               ------------------------------
               Sub shall be deemed to have paid and discharged all or a portion of the Purchase Order Amount equal to the product of the number of Shares multiplied by the Closing Price. Purchaser agrees that, except to the extent of the unpaid Balance, if any, Parent and Sub shall be deemed to have paid and discharged the Purchase Order Amount in full on the Closing Date. If, after the Closing Date, any Balance remains unpaid, Parent and Sub shall be deemed to have paid and discharged the Purchase Order Amount in full on payment of the final installment of the Balance.

     3.   Representations and Warranties of Parent and Sub.  Parent and Sub
          ------------------------------------------------
          hereby represent and warrant to Purchaser as follows:

          (a)  Corporate Existence and Power.  Parent is a corporation duly
               -----------------------------
               organized and existing, and in good standing, under the laws of the State of Delaware and has all requisite corporate power to execute and deliver this Agreement and the Registration Rights Agreement, to issue the Shares pursuant hereto and otherwise to carry out and perform its obligations under the terms of this Agreement. To the best knowledge of the current executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, Sub is a corporation duly organized and existing under the laws of Grand Cayman and in good standing under such laws, and Sub has all requisite corporate power to execute and deliver this Agreement and otherwise to carry out and perform its obligations under this Agreement.

          (b)  Corporate Action; Enforceability.  All corporate action on the
               --------------------------------
               part of Parent necessary for the execution, delivery and performance of this Agreement and the Registration Rights Agreement and the issuance of Shares pursuant hereto has been taken, and this Agreement and the Registration Rights Agreement constitute valid and binding obligations of Parent enforceable against Parent in accordance with their respective terms. To the best knowledge of the current executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, all corporate action on the part of Sub necessary for the execution, delivery and performance by Sub of this Agreement has been taken, and this Agreement constitutes valid and binding obligations of Sub enforceable against Sub in accordance with its terms.

          (c)  Valid Issuance.  The Shares, when issued in compliance with this
               --------------
               Agreement, will be validly issued, fully paid, nonassessable and free of any restrictions on transfer other than pursuant to applicable state, federal and foreign securities laws.

          (d)  SEC Documents.  Parent has furnished to Purchaser true and
               -------------
               complete copies of its Annual Report on Form 10-K for the fiscal year ended September 30, 1995, as amended on Form 10-K/A, its Quarterly Reports on Form 10-Q for the quarters ended December 31, 1995, March 31, 1996, and June 30, 1996, its Current Report on Form 8-K dated June 14, 1996, and its Amendment to Form S-3 filed on August 29, 1996 and Supplement thereto, in each case as filed with the Securities and Exchange Commission (the "SEC"). Such Reports are hereinafter collectively called the "Reports". To the best knowledge of the current executive officers of Parent, without having conducted an investigation of the records of Parent or Sub, as of their respective filing dates (except as thereafter amended), the Reports complied in all material respects with the applicable requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (e)  No Contravention.  To the best knowledge of the current executive
               ----------------
               officers of Parent, without having conducted an investigation of the records of Parent or Sub, neither the execution and delivery of this Agreement by Parent or Sub nor the consummation of the transactions contemplated hereby will (i) conflict with, or result in any breach or violation of, any provision of the certificate of incorporation or by-laws of Parent or Sub; (ii) constitute, with or without notice or the passage of time or both, a material breach, violation or default under any order, writ, injunction, decree, law, statute, rule or regulation, governmental permit or license of Parent or Sub or to which either of their properties is subject; or (iii) except as provided in the Registration Rights Agreement, require any consent, approval or authorization of, notification to, or filing with, any court, governmental agency or regulatory or administrative authority on the part of Parent or Sub, except for filings under the Securities Act of 1933, as amended (the "Securities Act"), the Exchange Act and the Nasdaq National Market rules.

          (f)  Exemption from Registration.  Assuming the accuracy and
               ---------------------------
               completeness of the representations and warranties in section 4, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act.

     4.   Representations and Warranties of Purchaser.  Purchaser represents and
          -------------------------------------------
          warrants to Parent and Sub as follows:

          (a)  Authority.  Purchaser has the full power and authority to execute
               ---------
               and deliver this Agreement and the Registration Rights Agreement and to perform its obligations hereunder and thereunder.

          (b)  Enforceability.  This Agreement and the Registration Rights
               --------------
               Agreement are valid and binding agreements of Purchaser enforceable against Purchaser in accordance with their respective terms.

          (c)  Securities Laws Representations.  Purchaser is acquiring the
               -------------------------------
               Shares for Purchaser's own account and not with a view to or for sale in connection with any distribution. Purchaser has such knowledge and experience in financial and business matters that Purchaser is capable of evaluating the merits and risks of its investment in the Shares, is able to bear the economic risk of such investment and is able to protect the Purchaser's own interests in connection with this transaction. Purchaser acknowledges having had access to such information concerning Parent, Sub and their affiliates as Purchaser deems necessary to enable Purchaser to make an informed decision concerning an investment in the Shares. In entering into this Agreement and consummating the transactions contemplated hereby, Purchaser is relying solely on its own investigation of Parent, Sub and their affiliates and their businesses, management, financial condition, properties and prospects and the merits and risks of such transactions. Purchaser is aware that the Shares have not been registered under the Securities Act and the Shares may not be transferred by Purchaser unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Shares shall not be transferred without registration under the Securities Act or an applicable exemption therefrom. Purchaser is an accredited investor as that term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act. Purchaser acknowledges that until the Shares are sold pursuant to registration under the Securities Act or an available exemption therefrom, all certificates representing Shares shall bear the following legend:

               THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS, OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT AND EXEMPTION FROM ALL APPLICABLE STATE SECURITIES LAWS, AS CONFIRMED BY THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY.

     5.   Additional Representation.  Each of Parent and Sub jointly and
          -------------------------
          severally represent and warrant to Purchaser and Purchaser represnts and warrants to Parent and Sub that it is the sole and lawful owner of all right, title and interest in and to all of the claims related to the Purchase Orders and that it has not heretofore voluntarily, by operation of law or otherwise, assigned or transferred or purported to assign or transfer to any person whomsoever any such claim.

     6.   Closing.
          -------

          (a) The issuance of the Shares shall take place on the date hereof or on such later date as the conditions in section 6(b) shall have been satisfied or waived (the "Closing Date"), and shall be consummated by mail or otherwise in accordance with arrangements reasonably acceptable to Parent and Purchaser. On the Closing Date, Parent shall deliver to Purchaser a certificate representing the Shares and a check for all or part of the Balance, if any, to be paid on the Closing Date pursuant to section 2(b) above, in payment, discharge and cancellation of indebtedness equal to part or all of the Purchase Order Amount as provided in section 2(c).

          (b) The obligations of Parent to issue and sell the Shares and to perform its other obligations hereunder shall be subject to the satisfaction as determined by, or waiver by, Parent of the following conditions on or before the Closing Date:

               (i) The representations and warranties of Purchaser in sections 4 and 5 shall be true and correct on the Closing Date as if made on such date; and

              (ii) A Notification Form of Listing of Additional Shares shall have been filed with Nasdaq with respect to the Shares at least fifteen days prior to the Closing Date.

     7.   General Provisions.
          ------------------

          (a)  Successors.  This Agreement shall bind and inure to the benefit
               ----------
               of the parties hereto and their respective successors and assigns.

          (b)  Governing Law.  Any action or proceeding to interpret, construe
               -------------
               or enforce this Agreement may be instituted and prosecuted only in a state court located in Alameda County, State of California, or, if requisite jurisdiction exists, in the United States District Court for the Northern District of California. This Agreement shall be governed by and interpreted and construed in accordance with the laws of the State of California.

          (c)  Entire Agreement.  This Agreement and Registration Rights
               ----------------
               Agreement constitute the entire agreement of the parties and supersede all prior or contemporaneous agreements, communications, negotiations and understandings, written or oral, between the parties, regarding the subject matter hereof and thereof.

          (d)  Waiver, Modification, or Amendment.  No waiver, modification or
               ----------------------------------
               amendment of this Agreement shall be enforceable unless in writing and executed by the party against whom such waiver, modification or amendment is claimed.

          (e)  Severability.  If any provision of this Agreement is held to be
               ------------
               illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions shall not be affected or impaired.

          (f)  Attorneys' Fees.  In the event of litigation or other proceedings
               ---------------
               in connection with or related to this Agreement, the prevailing party in such litigation or proceedings shall be entitled to reimbursement from the opposing party of all reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses and expenses of investigation in connection with such litigation or proceedings.

          (g)  Currency.  All dollar amounts are expressed in U.S. Dollars.
               --------

          (h)  Communications and Notices.  All notices and other communications
               --------------------------
               required or permitted hereunder shall be in writing in the English language and shall be deemed duly delivered and received when delivered personally, when transmitted by facsimile if receipt is acknowledged by the addressee, two days after being deposited for next-day or second-day delivery with an internationally recognized overnight or two-day delivery service, or four days after being deposited as first class mail with the United States Postal Service, properly addressed as follows:


               If to Parent or Sub:        SyQuest Technology, Inc.
                                           4701 Bayside Parkway
                                           Fremont, California  94538
                                           Attention: Legal Department

                                           Facsimile:  (510) 226-4114


               If to Purchaser:            Petronics International, Inc.
                                           2300 C Zanker Road
                                           San Jose, California 95131
                                           Attn:  Chuck Ley

                                           Facsimile: (408) 943-0430


               Any party may change its address or facsimile number set forth above by giving written notice thereof to the other party in the manner prescribed herein.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as the day and the year first set forth above.

                              SYQUEST TECHNOLOGY, INC.



                              By: /s/ Edward L. Marinaro
                                 _______________________________________________
                                 Name:  EDWARD L. MARINARO
                                 Title: Chairman



                              By: /s/ Edward L. Marinaro
                                 _______________________________________________
                                 Name: EDWARD L. MARINARO
                                 Title: Director/ Chairman


                              PETRONICS INTERNATIONAL, INC.



                              By: /s/ Charles P. Ley
                                 _______________________________________________
                                 Name:  CHARLES P. LEY
                                 Title: V.P.

          [LETTERHEAD OF PETRONIC INTERNATIONAL, INC. APPEARS HERE]


TO:       Mike Clemens, SyQuest Technology

CC:       John Luhtala, SyQuest Technology
          Ed Gatchalian, SyQuest Technology
          Mr. Kim, Petronics
          Roger Maino, Attorney

FROM:     Chuck Ley
          syq1016.1

DATE:     Oct. 16, 1996

RE:       "Notes Payable"

          On Sept. 25, 1996, SyQuest and Petronics had agreed that the amount of $2,128,017.17 was the amount that SyQuest was terming "Notes Payable" for old debt owed to Petronics.

          Notes Payable per SyQuest                          $2,128,107.17

               Payment of Invoice 807-1
               including in aging but not
               deducted in reconciliation
               (8/96)                                          (233,805.00)

               Payment Received from
               SyQuest on old debt (8/96)                      (314,000.00)

               Apply listing of Invoices
               on SyQuest A/R for Material
               (new debt, see A/R list)                        (741,358.35)

               Void Invoice #16700; received
               RMA from Jay Khan on 2 EZ bds.                      (163.50)

               Cents discrepancy                                       .01
                                                             --------------

               BALANCE ON NOTES PAYABLE                      $  838,690.33
                                                             ==============

          This should be the balance of the Notes Payable for Petronics.

                                  Schedule A

[LOGO OF SYQUEST APPEARS HERE]

--------------------------------------------------------------------------------
March 14, 1996

Mr Jong Y. Kim
Petronic International, Inc.
2300 Sanker Road, Suite C
San Jose, CA 95131

Dear Mr. Kim:

This is to confirm our agreements in the meeting on February 13, 1996.

1. SyQuest will pay Petronic $250,000 per week.

2. Petronic will convert $4,000,000 of existing debt to a notes receivable due October 15, 1996.

3. Petronic will defer payment of $5 value added on the new products to be due October 15, 1996.

4. Petronic has opportunity to build a minimum of 100 units for the VL230.

Since other suppliers have agreed to take 18-month note at 10% interest that SyQuest will pay 1/15th of the principal plus interest from the 4th month on, we would like you to consider taking the same proposal from us for number 2 above.

Thank you for your continued support to SyQuest.

If you have any question, please contact me at 510-226-4317.

Sincerely,

SYQUEST TECHNOLOGY, INC.

/s/ Hang T. Nguyen
Hang T. Nguyen
Vice President & Treasurer

                                            cc:  Chuck Ley

          [SYQUEST TECHNOLOGY (M) SDN, BHD. LETTERHEAD APPEARS HERE]

                                                 -------------------------------
                                                 PURCHASE  VL96030013 CHARGE NO.
                                                  ORDER NO. DUPLICATE         01
                                                 -------------------------------

                                    SHIP TO
                                         SYQUEST TECHNOLOGY (M) SDN BHD
                                         PLOT 55 LORONG PERUSAHAAN 4
                                         PRAI FREE TRADE ZONE
                                         PHASE 1, 13600 PRAI
                                         PENANG
                                         04-3986560

VENDOR                              BILL TO

        PETRONICS INT'L INC/MMS
        23OOC ZANKER ROAD
        SAN JOSE, CA 95131
        USA

TX:
PHONE   (408) 943-1717       FAX:                  EXEMPT NO:
--------------------------------------------------------------------------------
REQUESTOR                        DELIVERY TO                     PURCHASE ORDER
TERRY                            STORE
--------------------------------------------------------------------------------
ORDER DATE   VENDOR CODE    BUYER     TERMS          SHIP VIA
06/03/96     PETINT          NG       7 DAYS         AIR
--------------------------------------------------------------------------------
SHIPMENT TERMS     TAXABLE   P.O. TYPE               CONFIRM TO
DEST COLLECT         NO         REG                  CHUCK LEY

---------------------------------------------------------------------------------------------------------------
  ITEM    PART NUMBER/DESCRIPTION    ???   INSP    DELIVER DATE     QTY        UOM    UNIT PRICE    EXTENSION
---------------------------------------------------------------------------------------------------------------
 1.00     109620-004                         0     CLOSED            33.800    EA     173.159         58527.74N
          ASSY, PCB, EZ230SL - 9

 2.00     109620-004                         0      06/03/96       10412.00    EA     201.105       2093905.26N
          ASSY, PCB, EZ230SL - 9

 3.00     109620-004                         0      06/10/96       5000.00     EA     201.105       1005525.OON
          ASSY, PCB, EZ230SL - 9

 4.00     109620-004                         0      06/17/96       5000.00     EA     201.105       1005525.OON
          ASSY, PCB, EZ230SL - 9

 5.00     109620-004                         0      06/24/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

 6.00     109620-004                         0      07/01/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

 7.00     109620-004                         0      07/08/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

 8.00     109620-004                         0      07/15/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

 9.00     109620-004                         0      07/22/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

10.00     109620-004                         0      07/29/96       8000.00     EA     201.105       1608840.00N
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL ORDER  CONTINUE NEXT PAGE
                                                                                -------------------------------

                                    BUYER [SIGNATURE ILLEGIBLE]    DATE 13/06/96
                                          -------------------------    ---------
                                    APPROVAL  [SIGNATURE ILLEGIBLE]
                                             ----------------------
SPECIAL INSTRUCTIONS
1. SyQuest Technology Part Number, if referenced, and P.O. NO. must appear on the outside of the package, also the Packing Slip - or the shipment will be refused.
2. All invoice, Packing Lists and Communications must contain P.O. Number and Part Number.
3. All shipments are to be F.O.B. Destination and insured by vendor unless otherwise noted.
4. Acceptance of this Purchase Order implies the acceptance of all terms and conditions contained herein.
5. Render separate invoice billing for each Purchase Order and/or partial shipment.
6. Mail one copy of invoice to Accounts Payable Department.

                                    VENDOR

                [SYQUEST TECHNOLOGY LETTERHEAD APPEARS HERE]

                                                 -------------------------------
                                                 PURCHASE  VL96030013 CHARGE NO.
                                                  ORDER NO. DUPLICATE         01
                                                 -------------------------------

                                    SHIP TO
                                         SYQUEST TECHNOLOGY (M) SDN BHD
                                         PLOT 557 LORONG PERUSAHAAN 4
                                         PRAI FREE TRADE ZONE
                                         PHASE 1, 13600 PRAI
                                         PENANG
                                         04-3986560

VENDOR                              BILL TO

        PETRONICS INT'L INC/MMS
        23OOC ZANKER ROAD
        SAN JOSE, CA 95131
        USA

TX:
PHONE   (408) 943-1717       FAX:                  EXEMPT NO:
--------------------------------------------------------------------------------
REQUESTOR                        DELIVERY TO                     PURCHASE ORDER
TERRY                            STORE
--------------------------------------------------------------------------------
ORDER DATE   VENDOR CODE    BUYER     TERMS          SHIP VIA
06/03/96     PETINT          NG       7 DAYS         AIR
--------------------------------------------------------------------------------
SHIPMENT TERMS     TAXABLE   P.O. TYPE               CONFIRM TO
DEST COLLECT         NO         REG                  CHUCK LEY

---------------------------------------------------------------------------------------------------------------
  ITEM    PART NUMBER/DESCRIPTION    ???   INSP    DELIVERY DATE    QTY        UOM    UNIT PRICE    EXTENSION
---------------------------------------------------------------------------------------------------------------
          ASSY, PCB, EZ230SL - 9

11.00     109620-004                         0      08/05/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

12.00     109620-004                         0      08/12/96       8000.00     EA     201.105       1608840.00N
          ASSY, PCB, EZ230SL - 9

13.00     109620-004                         0      08/19/96       5600.00     EA     201.105       1126188.00N
          ASSY, PCB, EZ230SL - 9

14.00     109620-004                         0      08/28/96       5100.00     EA     201.105       1025635.50N
          ASSY, PCB, EZ230SL - 9

15.00     109620-004                         0      09/02/96       5100.00     EA     201.105       1025635.50N
          ASSY, PCB, EZ230SL - 9

16.00     109620-004                         0      09/09/96       5100.00     EA     201.105       1025635.50N
          ASSY, PCB, EZ230SL - 9

17.00     109620-004                         0      09/19/96       5100.00     EA     201.105       1025635.50N
          ASSY, PCB, EZ230SL - 9
          QTY ORDERED: 110750.00             QTY RECIEVED           338.00      QTY DUE             110412.00


          REMARKS
          1.  ALL CURRENCY IN RM
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL ORDER  CONTINUE NEXT PAGE
                                                                                -------------------------------

                                    BUYER [SIGNATURE ILLEGIBLE]    DATE 13/06/96
                                         ----------------------         --------
                                    APPROVAL  [SIGNATURE ILLEGIBLE]
                                            ------------------------------------

SPECIAL INSTRUCTIONS
1. SyQuest Technology Part Number, if referenced, and P.O. NO. must appear on the outside of the package, also the Packing Slip - or the shipment will be refused.
2. All invoice, Packing Lists and Communications must contain P.O. Number and Part Number.
3. All shipments are to be F.O.B. Destination and insured by vendor unless otherwise noted.
4. Acceptance of this Purchase Order implies the acceptance of all terms and conditions contained herein.
5. Render separate invoice billing for each Purchase Order and/or partial shipment.
6. Mail one copy of invoice to Accounts Payable Department.

                                    VENDOR

                                                            --------------------
                                                            PURCHASE  VL96030013
                                                            ORDER NO.  DUPLICATE
                                                            --------------------
                                   SHIP TO
                                        SYQUEST TECHNOLOGY (M) SDN BHD
                                        PLOT 557 LORONG PERUSAHAAN 4
                                        PRAI FREE TRADE ZONE
                                        PHASE 1, 13600 PRAI
                                        PENANG
                                        04-3986560
VENDOR                             BILL TO

          PETRONICS INT'L INC/MMS
          2300C ZANKER ROAD
          SAN JOSE, CA 95131
          USA

TX:
PHONE   (408) 943-1717                  FAX:                                    EXEMPT NO:
----------------------------------------------------------------------------------------------------------------
REQUESTOR                                    DELIVERY TO                                    PURCHASE ORDER
TERRY                                        STORE
----------------------------------------------------------------------------------------------------------------
ORDER DATE          VENDOR CODE         BUYER          TERMS               SHIP VIA
06/03/96            PETINT                   NG        7 DAYS              AIR
----------------------------------------------------------------------------------------------------------------
SHIPMENT TERMS           TAXABLE      P.O. TYPE                            CONFIRM TO
DEST COLLECT               NO         REG                                  CHUCK LEY
----------------------------------------------------------------------------------------------------------------
ITEM      PART NUMBER/DESCRIPTION      REV   INSP      DELIVER DATE     QTY       UOM    UNIT PRICE   EXTENSION
----------------------------------------------------------------------------------------------------------------
          2. CONVERSION RATE IS U$1.00 = RM2.46

          3. UNIT PRICE IS U$81.75

          4. P/O# IS SUBJECT TO CHANGE.
----------------------------------------------------------------------------------------------------------------
                                                                               TOTAL ORDER RN 22262933.00
                                                                            ------------------------------------

                                   BUYER  [SIGNATURE ILLEGIBLE]   DATE 13/06/96
                                        -----------------------       ---------
                                   APPROVAL  [SIGNATURE ILLEGIBLE]
                                           ------------------------------------

SPECIAL INSTRUCTIONS
1. SyQuest Technology Part Number, if referenced, and P.O. NO. must appear on the outside of the package, also the Packing Slip - or the shipment will be refused.
2. All Invoice, Packing Lists and Communications must contain P.O. Number and Part Numbers.
3. All shipments are to be F.O.B. Destination and insured by vendor unless otherwise noted.
4. Acceptance of this Purchase Order implies the acceptance of all terms and conditions contained herein.
5. Render separate invoice billing for each Purchase Order and/or partial shipment.
6. Mail one copy of invoice to Accounts Payable Department.

                                    VENDOR

[LETTERHEAD OF SYQUEST APPEARS HERE]                                           1

                                                --------------------------------
                                                PURCHASE    VL96030013
                                                ORDER NO.   DUPLICATE    REVISED
                                                --------------------------------

                                    SHIP TO
                                         SYQUEST TECHNOLOGY (M) SDN BHD
                                         SYQUEST TECHNOLOGY (M) SDN BHD
                                         PLOT 55 LORONG PERUSAHAAN 4
                                         PRAI FREE TRADE ZONE
                                         PHASE 1, 13600 PRAI
                                         PENANG
                                         04-3986560

VENDOR                              BILL TO

        PETRONICS INT'L INC/MMS
        23OOC ZANKER ROAD
        SAN JOSE, CA 95131
        USA

TX:
PHONE   (408) 943-1717       FAX:                  EXEMPT NO:
--------------------------------------------------------------------------------
REQUESTOR                        DELIVERY TO                     PURCHASE ORDER
TERRY                            STORE
--------------------------------------------------------------------------------
ORDER DATE   VENDOR CODE    BUYER     TERMS          SHIP VIA
06/03/96     PETINT          NG       7 DAYS          AIR
--------------------------------------------------------------------------------
SHIPMENT TERMS     TAXABLE   P.O. TYPE               CONFIRM TO
DEST COLLECT         NO         REG                   CHUCK LEY
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
  ITEM    PART NUMBER/DESCRIPTION    REV   INSP    DELIVER DATE     QTY        UOM    UNIT PRICE    EXTENSION
---------------------------------------------------------------------------------------------------------------
 1.00     109620-004                          0     CLOSED          338.00     EA     173.159         58527.741
          ASSY, PCB, EZ230SL - 9

          QTY ORDERED                 338.00        QTY RECEIVED:       338.00        QTY DUE:             .00?

 2.00     109620-001                    P1    0     CLOSED         3272.00     EA        .000              .00?
          ASSY, PCB, EZ230SL - P

 3.00     109620-001                    P1    0     CLOSED         2184.00     EA        .000              .OO?
          ASSY, PCB, EZ230SL - P

 4.00     109620-001                    P1   0      CLOSED         7280.00     EA        .000              .00?
          ASSY, PCB, EZ230SL - P

 5.00     109620-001                    P1   0      CLOSED         3328.00     EA    $ 82.010              .00?
          ASSY, PCB, EZ230SL - P

 6.00     109620-001                    P1   0      CLOSED         2392.00     EA     201.105        481043.16?
          ASSY, PCB, EZ230SL - P

 7.00     109620-001                    P1   0      CLOSED         4980.00     EA     201.105       1001502.9O?
          ASSY, PCB, EZ230SL - P

 8.00     109620-001                    P1   0      08/05/96       2600.00     EA     201.105        522873.00?
          ASSY, PCB, EZ230SL - P

 9.00     109620-001                    P1   0      08/12/96       3000.00     EA     201.105        603315.0O?
          ASSY, PCB, EZ230SL - P
---------------------------------------------------------------------------------------------------------------
                                                                                TOTAL ORDER  CONTINUE NEXT PAGE
                                                                                -------------------------------

                                    BUYER [SIGNATURE ILLEGIBLE]    DATE 2/8/96
                                          -------------------------    ---------
                                    APPROVAL  [SIGNATURE ILLEGIBLE]
                                             -----------------------------------

SPECIAL INSTRUCTIONS
1. SyQuest Technology Part Number, if referenced, and P.O. NO. must appear on the outside of the package, also the Packing Slip - or the shipment will be refused.
2. All invoice, Packing Lists and Communications must contain P.O. Number and Part Number.
3. All shipments are to be F.O.B. Destination and insured by vendor unless otherwise noted.
4. Acceptance of this Purchase Order implies the acceptance of all terms and conditions contained herein.
5. Render separate invoice billing for each Purchase Order and/or partial shipment.
6. Mail one copy of invoice to Accounts Payable Department.

                                    VENDOR

          [SYQUEST TECHNOLOGY (M) SDN. BHD. LETTERHEAD APPEARS HERE]

                                         SHIP TO  SYQUEST TECHNOLOGY (M) SDN BHD
                                                  SYQUEST TECHNOLOGY (M) SDN BHD
                                                  PLOT 557 LORONG PERUSAHAAN 4
                                                  PRAI FREE TRADE ZONE
                                                  PHASE 1, 13600 PRAI
                                                  PENANG
                                                  04-3986560

VENDOR                                   BILL TO
         PETRONICS INT'L INC/MMS
         2300C ZANKER ROAD
         SAN JOSE, CA 95131
         USA

 TX:
PHONE   (408) 943-1717            FAX:              EXEMPT NO:
--------------------------------------------------------------------------------
REQUESTOR                   DELIVERY TO
TERRY                       STORE                                 PURCHASE ORDER
--------------------------------------------------------------------------------
ORDER DATE    VENDOR CODE    BUYER        TERMS          SHIP VIA
06/03/96      PETINT         NG           7 DAYS         AIR
--------------------------------------------------------------------------------
SHIPMENT TERMS         TAXABLE     P.O. TYPE             CONFIRM TO
DEST COLLECT             NO        REG                   CHUCK LEY
--------------------------------------------------------------------------------

ITEM      PART NUMBER/DESCRIPTION   ?????     INSP       DELIVERY DATE      QTY        ?????   UNIT PRICE    EXTENTION
------------------------------------------------------------------------------------------------------------------------
10.00     109620-001                  P1       0         08/19/96           5000.00     EA     201.105       1005525.001
          ASSY,PCB,EZ230SL-P

11.00     109620-001                  P1       0         08/26/96           5500.00     EA     201.105       1106077.501
          ASSY,PCB,EZ230SL-P

12.00     109620-001                  P1       0         09/02/96           5500.00     EA     201.105       1106077.501
          ASSY,PCB,EZ230SL-P

13.00     109620-001                  P1       0         09/09/96           5000.00     EA     201.105       1005525.001
          ASSY,PCB,EZ230SL-P

14.00     109620-001                  P1       0         09/16/96           5000.00     EA     201.105       1005525.001
          ASSY,PCB,EZ230SL-P

15.00     109620-001                  P1       0         09/23/96           4000.00     EA     201.105        804420.001
          ASSY,PCB,EZ230SL-P

16.00     109620-001                  P1       0         09/30/96           4000.00     EA     201.105        804420.001
          ASSY,PCB,EZ230SL-P

17.00     109620-001                  P1       0         10/07/96           4000.00     EA     201.105        804420.001
          ASSY,PCB,EZ230SL-P

18.00     109620-001                  P1       0         10/14/96           4000.00     EA     201.105        804420.001
          ASSY,PCB,EZ230SL-P
------------------------------------------------------------------------------------------------------------------------
                                                                                                        CONTINUE
                                                                                     TOTAL ORDER       NEXT PAGE
                                                                                     -----------------------------------

                                    BUYER [SIGNATURE ILLEGIBLE]    DATE 13/06/96
                                          -------------------------    ---------
                                    APPROVAL  [SIGNATURE ILLEGIBLE]
                                             ----------------------
SPECIAL INSTRUCTIONS
1. SyQuest Technology Part Number, if referenced, and P.O. NO. must appear on the outside of the package, also the Packing Slip - or the shipment will be refused.
2. All invoice, Packing Lists and Communications must contain P.O. Number and Part Numbers.
3. All shipments are to F.O.B. Destination and insured by vendor unless otherwise noted.
4. Acceptance of this Purchase Order implies the acceptance of all terms and conditions contained herein.
5. Render separate invoice billing for each Purchase Order and/or partial shipment.
6. Mail one copy of invoice to Accounts Payable Department.

                                    VENDOR

                     [LETTER HEAD OF SYQUEST APPEARS HERE]

                                                           ---------------------
                                                           PURCHASE   VL96030013
                                                           ORDER NO.  DUPLICATE
                                                           ---------------------

                                   SHIP TO
                                        SYQUEST TECHNOLOGY (M) SDN BHD
                                        SYQUEST TECHNOLOGY (M) SDN BHD
                                        PLOT 557 LORONG PERUSAHAAN 4
                                        PRAI FREE TRADE ZONE
                                        PHASE 1, 13600 PRAI
                                        PENANG
                                        04-3986560
VENDOR                             BILL TO

          PETRONICS INT'L INC/MMS
          2300C ZANKER ROAD
          SAN JOSE, CA 95131
          USA


TAX:
PHONE     (408) 943-1717       FAX:                EXEMPT NO:
-------------------------------------------------------------------------------------------------------
REQUESTER                          DELIVERY TO                    PURCHASE ORDER
TERRY                              STORE
-------------------------------------------------------------------------------------------------------
ORDER DATE      VENDOR CODE    BUYER    TERMS        SHIP VIA
06/03/96        PETINT          NG      7 DAYS       AIR
-------------------------------------------------------------------------------------------------------
SHIPMENT TERMS       TAXABLE     P.O.TYPE            CONFIRM TO
DEST COLLECT            NO          REG               CHUCK LEY
-------------------------------------------------------------------------------------------------------
ITEM   PART NUMBER/DESCRIPTION  REV       INSP     DELIVERY DATE    QTY     UOM   UNIT PRICE  EXTENSION
-------------------------------------------------------------------------------------------------------
19.00  109620-001                   P1       0     99/99/99       39376.00   EA    201.105    7918710.48N
       ASSY, PCB, EZ230SL-P
       QTY ORDERED:              110412.00         QTY RECEIVED:  25892.00        QTY DUE:    84520.00


       REMARKS
       1. ALL CURRENCY IN RM
       2. CONVERSION RATE IS U$1.00 = RM2.46
       3. UNIT PRICE IS U$81.75
       4. P/O # IS SUBJECT TO CHANGE.
       5. ADDITIONAL 90 DAYS FORECAST AS FOLLOW :--
          NOV' 96 --- 15,000 PCS
          DEC' 96 --- 15,000 PCS
          JAN' 97 --- 15,000 PCS
       6. P.O'S WILL BE GENERATED EACH MONTH TO PROVIDE A
          CONTINUOUS 90 DAYS REQUIREMENT.

-------------------------------------------------------------------------------------------------------
                                                                              TOTAL ORDER   19032382.28
                                                                              -------------------------

                                        BUYER [SIGNATURE ILLEGIBLE]  DATE 7/8/96
                                              ---------------------  -----------

                                        APPROVAL [SIGNATURE ILLEGIBLE]
                                                 -------------------------------

SPECIAL INSTRUCTIONS
1. SyQuest Technology Part Number, if referenced, and P.O. NO. must appear on the outside of the package, also the Packing Slip - or the shipment will be refused.
2. All Invoice, Packing Lists and Communications must contain P.O. Number and Part Numbers.
3. All shipments are to be F.O.B. Destination and Insured by vendor unless otherwise noted.
4. Acceptance of this Purchase Order implies the acceptance of all terms and conditions contained herein.
5. Render separate invoice billing for each Purchase Order and/or partial shipment.
6.   Mail one copy of invoice to Accounts Payable Department.

                                    VENDOR

                                   EXHIBIT A

                         REGISTRATION RIGHTS AGREEMENT


     This REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of October 18, 1996, by and among SyQuest Technology, Inc., a Delaware corporation (the "Company"), and Petronics International, Inc. Corporation, a California corporation (the "Buyer"), with reference to the following facts:

     In connection with the Securities Purchase Agreement by and among the Buyer the Company and a subsidiary of the Company of even date herewith (the "Securities Purchase Agreement"), the Company has agreed, on the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer shares of the Company's Common Stock, par value $.001 per share. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "1933 Act"), and applicable state securities laws.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

     1.   DEFINITIONS.  Capitalized terms used and not otherwise defined herein
          -----------
have the respective meanings respectively ascribed to them in the Securities Purchase Agreement. As used in this Agreement, the following terms have the following meanings:

          1.1 "Investor" means the Buyer and any transferee or assignee thereof to whom the Buyer assigns this Agreement and who agrees to become a party to and be bound by this Agreement in accordance with section 9.

          1.2 "Register", "registered", and "registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the 1933 Act and pursuant to Rule 415 under the 1933 Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

          1.3   "Registrable Securities" means the Shares.

          1.4 "Registration Statement" or "Registration Statements" means a registration statement or statements of the Company filed under the 1933 Act.

     2.   REGISTRATION.
          ------------

          2.1   Mandatory Registration.  The Company shall use its best efforts
                ----------------------
to prepare and, on or before forty-five days after the date of the issuance of the Shares, file with the SEC a Registration Statement or Registration Statements (as is necessary) on Form S-3 (or, if such form is unavailable for such a registration, on such other form as is available for such a registration) (any of which may contain a combined prospectus with other registrations by the Company), covering the resale of the Registrable Securities. The Registration Statement(s) (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to and approved by the Buyer and its counsel prior to its filing or other submission, which approval shall not to be unreasonably withheld.

          2.2   Underwritten Offering.  If any offering pursuant to a
                ---------------------
Registration Statement pursuant to section 2.1 involves an underwritten offering, the Investors who hold a majority of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel and an investment banker or bankers and manager or managers to administer their interest in the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company.

          2.3   Piggy-Back Registrations.  If at any time prior to the
                ------------------------
expiration of the Registration Period (as hereinafter defined) the Company shall file with the SEC a Registration Statement relating to an offering for its own account or the account of others under the 1933 Act of any of its equity securities (other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans) the Company shall send to each Investor who is entitled to registration rights under this section
2.3 written notice of such determination and, if within twenty days after receipt of such notice, such Investor shall so request in writing, the Company shall include in such Registration Statement all or any part of the Registrable Securities such Investor requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock that may be included in the Registration Statement because, in such underwriter(s)' good faith judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Registrable Securities with respect to which such Investor has requested inclusion hereunder; provided that no portion of the equity securities that the Company is offering for its own account shall be excluded; and provided further that the Company shall be entitled to exclude Registrable Securities to the extent necessary to avoid breaching obligations existing prior to the date hereof to other stockholders of the Company. Any exclusion of Registrable Securities shall be made pro rata among the Investors seeking to include Registrable Securities, in proportion to the number of Registrable Securities sought to be included by such Investors; provided that the Company shall not exclude any Registrable Securities unless the Company has first excluded all outstanding securities held by persons that are not entitled to inclusion of such securities in such Registration Statement or are not entitled to pro rata inclusion with the Registrable Securities; and provided further that, after giving effect to the preceding proviso, any exclusion of Registrable Securities shall be made pro rata with holders of other securities having the right to include such securities in the Registration Statement other than holders of securities entitled to inclusion of their securities in such Registration Statement by reason of demand registration rights or whose registration rights existed prior to the date hereof. No right to registration of Registrable Securities under this section 2.3 shall be construed to limit any registration required under section
2.1. The obligations of the Company under this section 2.3 may be waived by Investors holding a majority of the Registrable Securities. If an offering in connection with which an Investor is entitled to registration under this Section
2.3 is an underwritten offering, each Investor whose Registrable Securities are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Registrable Securities in an underwritten offering using the same underwriter or underwriters and, subject to all provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

          2.4   Eligibility for Form S-3.  The Company represents and warrants
                ------------------------
that it meets the requirements for the use of Form S-3 for registration of the sale by the Buyer and any other Investor of the Registrable Securities, and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner to maintain such eligibility for the use of Form S-3. If Form S-3 is not available for sale by the Investors of the Registrable Securities, the Company shall register the sale on another appropriate form.

     3.   REGISTRATION OBLIGATIONS.
          ------------------------

          3.1   Registration Statements.  The Company shall use its best efforts
                -----------------------
to cause such Registration Statement(s) relating to Registrable Securities to become effective as soon as possible after the filing thereof, and keep the Registration Statement(s) effective pursuant to Rule 415 at all times until the earliest of (a) the date as of which the Investors may sell all of the Registrable Securities without registration pursuant to Rule 144 promulgated under the 1933 Act, (b) the second anniversary of the date hereof, and (c) the date on which the Investors shall have sold all the Registrable Securities (the "Registration Period"). Such Registration Statement(s) (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          3.2  Amendments and Supplements.  The Company shall prepare and file
               --------------------------
with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement(s) and the prospectus(es) used in connection with the Registration Statement(s) as may be necessary to keep the Registration Statement(s) effective at all times during the Registration Period, and, during such period, comply with the provisions of the 1933 Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement(s) until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement(s).

          3.3  Prospectus Delivery.  The Company shall furnish to each Investor
               -------------------
whose Registrable Securities are included in the Registration Statement(s) and its legal counsel (a) promptly after the same is prepared and publicly distributed, filed with the SEC or received by the Company, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto, and (b) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Investor may reasonably request to facilitate the disposition of the Registrable Securities owned by such Investor.

          3.4   Blue Sky Laws.  The Company shall use reasonable efforts to (a)
                -------------
register and qualify the Registrable Securities covered by the Registration Statement(s) under such other securities or "blue sky" laws of such jurisdictions in the United States as the Investors who hold a majority of the Registrable Securities being offered reasonably request (but in no event in more than five states of the United States), (b) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (c) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (d) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this section 3.4, (2) subject itself to general taxation in any such jurisdiction, (3) file a general consent to service of process in any such jurisdiction, (4) provide any undertakings that cause more than nominal expense or burden to the Company, or (5) make any change in its certificate of incorporation or bylaws, which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

          3.5   Underwriting Agreement.  If Investors who hold a majority of the
                ----------------------
Registrable Securities being offered in the offering select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriters of such offering.

          3.6  Corrections.  As promptly as practicable after becoming aware of
               -----------
such event, the Company shall notify each Investor of the happening of any event, of which the Company has knowledge, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver such number of copies of such supplement or amendment to each Investor as such Investor may reasonably request.

          3.7   Stop Orders.  The Company shall use its best efforts to prevent
                -----------
the issuance of any stop order or other suspension of effectiveness of a Registration Statement, and, if such an order is issued, use its best efforts to obtain the withdrawal of such order at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance of such order and the resolution thereof.

          3.8   Selling Stockholders' Counsel.  The Company shall permit a
                -----------------------------
single firm of counsel, designated as selling stockholders' counsel by the Investors who hold a majority of the Registrable Securities being sold, to review and comment on the Registration Statement(s) and all amendments and supplements thereto a reasonable period prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects.

          3.9   Comfort Letter and Opinion.  At the request of Investors who
                --------------------------
hold a majority of the Registrable Securities being sold, the Company shall furnish, on the date that Registrable Securities are delivered to an underwriter, if any, for sale in connection with the Registration Statement (a) if required by an underwriter, a letter, dated such date, from the Company's independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, and (b) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in such form and substance as is customarily given in an underwritten public offering, addressed to the underwriters and the Investors.

          3.10  Due Diligence.  The Company shall make available for inspection
                -------------
by any Investor, any underwriter participating in any disposition pursuant to a Registration Statement, one firm of attorneys and one firm of accountants or other agents retained by the Investors, and one firm of attorneys retained by all such underwriters (collectively, the "Inspectors"), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably deemed necessary by such Inspector to enable such Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information that any Inspector may reasonably request for purposes of such due diligence; provided that each Inspector shall hold in strict confidence and shall not make any disclosure (except to an Investor) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless
(a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector until and unless such Inspector shall have entered into confidentiality agreements (in form and substance satisfactory to the Company) with the Company with respect thereto, consistent with and implementing the confidentiality obligations of this section 3.10. Each Investor agrees that it shall, on learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow and cooperate with the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

          3.11  Listing.  The Company shall use its best efforts either to (a)
                -------
cause all the Registrable Securities covered by a Registration Statement to be listed on each national securities exchange on which the Common Stock is then listed, if any, if the listing of such

Registrable Securities is then permitted under the rules of such exchange, or
(b) secure designation and quotation of all the Registrable Securities covered by the Registration Statement on the Nasdaq National Market or, if, despite the Company's best efforts to satisfy the preceding clause (a) or (b), the Company is unsuccessful in satisfying the preceding clause (a) or (b), to secure the inclusion for quotation on the Nasdaq SmallCap Market for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities.

          3.12  Certificates.  The Company shall cooperate with the Investors
                ------------
who hold Registrable Securities being offered and, to the extent applicable, any managing underwriter or underwriters, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the managing underwriter or underwriters, if any, or, if there is no managing underwriter or underwriters, the Investors may reasonably request and registered in such names as the managing underwriter or underwriters, if any, or the Investors may request.

          3.13  Other Action.  The Company shall take all other reasonable
                ------------
actions necessary to expedite and facilitate disposition by the Investors of Registrable Securities pursuant to a Registration Statement.

     4.   OTHER OBLIGATIONS OF THE INVESTORS.
          ----------------------------------

          4.1   Investor Information.  At least five days prior to the first
                --------------------
anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor that elects to have any of such Investor's Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of an Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

          4.2   Cooperation.  Each Investor by such Investor's acceptance of the
                -----------
Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement(s) hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement.

          4.3   Underwriting Agreement.  If Investors holding a majority of the
                ----------------------
Registrable Securities being registered determine to engage the services of an underwriter, each Investor agrees to enter into and perform such Investor's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required to expedite or facilitate the disposition of the Registrable Securities, unless such Investor notifies the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement(s).

          4.4   Corrections.  Each Investor agrees that, on receipt of any
                -----------
notice from the Company of the happening of any event of the kind described in section 3.6 or 3.7, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement(s) covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by section 3.6 or 3.7 and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

          4.5   Underwriting Arrangements.  No Investor may participate in any
                -------------------------
underwritten registration hereunder, unless such Investor (a) agrees to sell such Investor's Registrable Securities on the basis provided in any underwriting arrangements approved by the Investors entitled hereunder to approve such arrangements, (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (c) agrees to pay its pro rata share of all underwriting discounts and commissions.

     5.   EXPENSES OF REGISTRATION.  All reasonable expenses, other than
          ------------------------
underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be borne by the Company.

     6.   INDEMNIFICATION.  If any Registrable Securities are included in a
          ---------------
Registration Statement under this Agreement:

          6.1   By the Company.  To the extent permitted by law, the Company
                --------------
will indemnify, hold harmless and defend each Investor, each director and officer of and person, if any, who controls such Investor within the meaning of the 1933 Act or the 1934 Act, and each underwriter (as defined in the 1933 Act) for the Investors, and each director and officer of, and each person, if any, who controls, such underwriter within the meaning of the 1933 Act or the 1934 Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) (collectively, "Claims") to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based on: (a) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or the omission or alleged omission to state therein a material fact required to be stated or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (c) any violation or alleged violation caused by the Company of the 1933 Act, the 1934 Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the preceding clauses (a), (b) and (c) being, collectively, "Violations"). Subject to the restrictions in section 6.4 with respect to the number of legal counsel, the Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by such Indemnified Person in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary herein, the indemnification agreement in this section 6.1: (1) shall not apply to a Claim arising out of or based on a Violation that occurs in reliance on and in conformity with information furnished in writing to the Company by, or caused by, any Indemnified Person or underwriter for such Indemnified Person in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to section 3.3; (2) with respect to any preliminary prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to section 3.3; (3) shall not be available to the extent that such Claim is based on a failure of the Investor to deliver or to cause to be delivered the prospectus made available by the Company; and (4) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to section 9.

          6.2   By the Investors.  In connection with any Registration Statement
                ----------------
in which an Investor is participating, each such Investor agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in section 6.1, the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the 1933 Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such stockholder or underwriter within the meaning of the 1933 Act or the 1934 Act (collectively and together with an Indemnified Person, an "Indemnified Party"), against any Claim to which any of them may become subject, under the 1933 Act, the 1934 Act or otherwise, insofar as such Claim arises out of or is based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement or to the extent such Claim is based on any violation or alleged violation by the Investor of the 1933 Act, 1934 Act or any other law; and such Investor will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such

Claim; provided that the indemnity agreement in this section 6.2 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld; and provided further that the Investor shall be liable under this section 6.2 for only such amount of a Claim as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to section 9. Notwithstanding anything to the contrary herein, the indemnification agreement in this section 6.2 with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

          6.3   By Others.  The Company shall be entitled to receive indemnities
                ---------
from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing expressly for inclusion in the Registration Statement.

          6.4   Procedures.  Promptly after receipt by an Indemnified Person or
                ----------
Indemnified Party under this section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Company shall pay reasonable fees for only one separate legal counsel for the Investors, and such legal counsel shall be selected by the Investors holding a majority of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time after the threat or commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

     7.   CONTRIBUTION.  To the extent that any indemnification by an
          ------------
indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under section 6 to the fullest extent permitted by law; provided that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in section 6, (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of section 11(f) of the 1933 Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation, and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

     8.   REPORTS UNDER THE 1934 ACT.  With a view to making available to the
          --------------------------
Investors the benefits of Rule 144 under the 1933 Act or any other similar rule or regulation of the SEC that may at any time permit the investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

          8.1   Information.  Make and keep public information available, as
                -----------
those terms are understood and defined in Rule 144;

          8.2   Reports.  File with the SEC in a timely manner all reports and
                -------
other documents required of the Company under the 1933 Act and the 1934 Act so long as the Company remains subject to such requirements, and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

          8.3   Confirmation.  Furnish to each Investor so long as such Investor
                ------------
owns Registrable Securities, promptly on request, (a) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the 1933 Act and the 1934 Act, (b) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (c) such other information as may be reasonably requested to permit the investors to sell such securities pursuant to Rule 144 without registration.

     9.   ASSIGNMENT OF REGISTRATION RIGHTS.  The rights to have the Company
          ---------------------------------
register Registrable Securities pursuant to this Agreement shall be automatically assignable by the Investors to any transferee of twenty-five percent or more of the Registrable Securities if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the 1933 Act and applicable state securities laws, (d) at or before the time the Company receives the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to become a party to and be bound by this Agreement, (e) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement, (f) such transferee shall be an "accredited investor" as that term defined in Rule 501 of Regulation D under the 1933 Act, and (g) if the assignment occurs after the date of effectiveness of the Registration Statement required to be filed pursuant to section 2.1, the transferee agrees to pay all reasonable expenses of amending or supplementing such Registration Statement to reflect such assignment.

     10.  AMENDMENT OF REGISTRATION RIGHTS.  This Agreement may be amended and
          --------------------------------
the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority of the Registrable Securities. Any amendment or waiver effected in accordance with this section 10 shall be binding on each Investor and the Company.

     11.  MISCELLANEOUS.
          -------------

          11.1  Holder.  A person or entity is deemed to be a holder of
                ------
Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act on the basis of instructions, notices or elections received from the registered owner of such Registrable Securities.

          11.2  Notices.  Any notices or other communications required or
                -------
permitted to be given under this Agreement shall be sent by registered or certified mail, return receipt requested, or delivered personally or by facsimile or courier and shall be effective five days after being placed in the mail, if mailed, or on receipt, if delivered personally or by courier or facsimile, in each case properly addressed to the party to receive such notice. The addresses for such communications shall be:

     If to the Company:

          47071 Bayside Parkway
          Fremont, CA  94538
          Telephone:  (510) 226-4000
          Facsimile: (510) 226-4114
          Attention:  Legal Department

     With copy to:

          Shartsis, Friese & Ginsburg
          One Maritime Plaza, 18th Floor
          San Francisco, CA  94111
          Telephone: (415) 421-6500
          Facsimile: (415) 421-2922
          Attention: Douglas L. Hammer, Esq.

     If to the Buyer, at the addresses on the signature page of this Agreement.

     Each party shall provide notice to the other party of any change in address.

          11.3  Governing Law.  This Agreement shall be governed by and
                -------------
construed and interpreted in accordance with the laws of the State of Delaware without regard to the principles of conflict of laws.

          11.4  Severability.  If any provision of this Agreement shall be
                ------------
invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          11.5  Entire Agreement.  This Agreement and the Securities Purchase
                ----------------
Agreement together constitute the entire agreement of the parties and supersede all prior or contemporaneous negotiations, correspondence, understandings and agreements, written or oral, regarding the subject matter hereof.

          11.6  Successors and Assigns.  Subject to section 9, this Agreement
                ----------------------
shall inure to the benefit of and bind the parties hereto and their respective permitted successors and assigns.

          11.7  Headings; References.  The headings in this Agreement are for
                --------------------
convenience of reference only and are not part of this Agreement. References to sections herein refer to sections of this Agreement, except as otherwise indicated. The singular includes the plural and vice versa, as the context may require.

          11.8  Counterparts.  This Agreement may be executed in two or more
                ------------
identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. If any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four additional original executed signature pages to be physically delivered to the other party within five days of the execution and delivery hereof.

          11.9  Further Assurances.  Each party shall do and perform, or cause
                ------------------
to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

COMPANY:                                BUYER:
--------
                                        PETRONICS INTERNATIONAL, INC.
SYQUEST TECHNOLOGY, INC.


                                        By:/s/ Charles P. Ley
By:/s/ Edward L. Marinaro                  --------------------------
   -------------------------            Name: Charles P.Ley
Name: Edward L. Marinaro                Its:  V.P
Its:  Chairman

                                        Address:

                                        Petronics International, Inc.
                                        2300 C Zanker Road
                                        San Jose, California 95131
                                        Attn:  Chuck Ley

                                        Telephone: 408-945-1717
                                                   ------------------
                                        Facsimile: (408) 943-0430